MONTHLY TRUST ACTIVITY

A. Trust Level Activity
          Number of Days in Collection Period                                                                            31
          Beginning Principal Receivables Balance                                                          1,641,555,528.53
          Beginning Special Funding Account Balance                                                                    0.00
          Beginning Principal Receivables + SFA Balance                                                    1,641,555,528.53
          Special Funding Account Earnings                                                                           949.04
          Finance Charge Collections                                                                          24,880,835.06
          Interchange Collections                                                                              1,893,259.49
          Collection Account Investment Proceeds                                                                  39,055.14
          Recoveries treated as Finance Charge Collections                                                             0.00
          Total Finance Charge Receivables Collections                                                        26,814,098.73
          Principal Receivables Collections                                                                  162,201,426.31
          Recoveries treated as Principal Collections                                                            904,591.45
          Total Principal Receivables Collections                                                            163,106,017.76
          Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                      11.75%
          Defaulted Amount (Net of Recoveries)                                                                10,676,866.86
          Annualized Default Rate                                                                                     7.80%
          Trust Portfolio Yield                                                                                      19.60%
          New Principal Receivables                                                                          134,095,183.51
          Aggregate Account Addition or Removal (Y/N)?                                                                    N
          Date of Addition/Removal                                                                                      n/a
          Principal Receivables at the end of the day of Addition/Removal                                              0.00
          SFA Balance at the end of the day of Addition/Removal                                                        0.00
          Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                 n/a
          Percentage of the Collection Period which is before the Addition/Removal Date                                 n/a
          Ending Principal Receivables Balance                                                             1,601,734,530.65
          Ending Special Funding Account (SFA) Balance                                                         6,770,692.50
          Ending Principal Receivables + SFA Balance                                                       1,608,505,223.15
          Required Minimum Principal Balance                                                               1,597,755,359.03
          Transferor Percentage                                                                                       7.23%

                                     Page 1

                             MONTHLY TRUST ACTIVITY

B. Series Allocations
                                                              Total                  1998-2                  1998-3
          Group                                                                         1                      1
          Class A Invested Amount                                                     528,000,000.00         528,000,000.00
          Class B Invested Amount                                                     113,000,000.00         113,000,000.00
          Collateral Invested Amount                                                   67,000,000.00          67,000,000.00
          Class D Invested Amount                                                      42,000,000.00          42,000,000.00
          Total Invested Amount                             1,500,000,000.00          750,000,000.00         750,000,000.00
          Required Transferor Amount                          105,000,000.00           52,500,000.00          52,500,000.00
          Invested Amount + Req Transf Amount               1,605,000,000.00          802,500,000.00         802,500,000.00
          Series Allocation Percentage                               100.00%                  50.00%                 50.00%
          Series Allocable Finance Charge Collections                                  13,407,049.37          13,407,049.37
          Series Allocable Principal Collections                                       81,553,008.88          81,553,008.88
          Series Allocable Defaulted Amounts                                            5,338,433.43           5,338,433.43
          Series Allocable Servicing Fee                                                1,250,000.00           1,250,000.00
          In Revolving Period?                                                                     Y                      Y
          Available for Shared Principal Collections          158,797,142.34           79,398,571.17          79,398,571.17
          Principal Shortfall                                           0.00                    0.00                   0.00
          Allocation of Shared Principal Collections                    0.00                    0.00                   0.00
          FC Available for other Excess Allocation Series       5,835,565.77            2,917,782.89           2,917,782.89
          Finance Charge Shortfall                                      0.00                    0.00                   0.00
          Allocation of Excess Finance Charge Collections               0.00                    0.00                   0.00


B. Series Allocations
          Amounts Due                                                                1998-2                  1998-3
                          Principal Allocation Percentage                                     91.38%                 91.38%
                          Floating Allocation Percentage                                      91.38%                 91.38%
                          Class A Certificate Rate                                            5.369%                 5.399%
                          Class B Certificate Rate                                            5.579%                 5.629%
                          CIA Certificate Rate                                                6.144%                 6.244%
                          Class D Certificate Rate                                            0.000%                 0.000%
                          Class A Interest                                              2,362,250.00           2,375,450.00
                          Class B Interest                                                525,332.29             530,040.63
                          Collateral Monthly Interest                                     343,026.04             348,609.38
                          Class D Interest                                                      0.00                   0.00
                          Investor Monthly Interest                                     3,230,608.33           3,254,100.00
                          Investor Default Amount (Net of Recoveries)                   4,878,086.67           4,878,086.67
                          Interchange Collections                                         864,999.44             864,999.44
                          0.75% of Interchange                                            468,750.00             468,750.00
                          Servicer Interchange                                            468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00           1,250,000.00
                              Interchange Adjustment                                            0.00                   0.00
                              SFA Adjustment                                                    0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00           1,250,000.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3
          Adjusted Invested Amount for Series               1,500,000,000.00          750,000,000.00         750,000,000.00
          Principal Collections                               149,040,969.00           74,520,484.50          74,520,484.50
          Finance Charge Collections                           24,501,850.47           12,250,925.23          12,250,925.23
          Investor Monthly Interest                             6,484,708.33            3,230,608.33           3,254,100.00
          Investor Default Amount                               9,756,173.34            4,878,086.67           4,878,086.67
          Monthly Servicing Fee                                 2,500,000.00            1,250,000.00           1,250,000.00
          Total Amount Due                                     18,740,881.68            9,358,695.01           9,382,186.67
          Excess Before Reallocation                            5,760,968.79            2,892,230.23           2,868,738.56
          Reallocation of Finance Charge Collections                                      -11,745.83              11,745.83
          Dollars of Excess Spread                              5,760,968.79            2,880,484.40           2,880,484.40
          Percentage Excess Spread                                     4.61%                   4.61%                  4.61%
          Reallocated Finance Charge Collections               24,501,850.47           12,239,179.40          12,262,671.07

                             MONTHLY TRUST ACTIVITY

C. Group 2 Allocations
                                                              Total
          Beginning Invested Amount After Giving                        0.00
               Effect to Decrease occurring in monthly period
          Principal Collections                                         0.00
          Finance Charge Collections                                    0.00
          Investor Monthly Interest                                     0.00
          Investor Default Amount                                       0.00
          Monthly Servicing Fee                                         0.00
          Total Amount Due                                              0.00
          Excess Before Reallocation                                    0.00
          Reallocation of Finance Charge Collections
          Dollars of Excess Spread                                      0.00
          Percentage Excess Spread                                       n/a
          Reallocated Finance Charge Collections                        0.00

D. Trust Performance
          30-59 Days Delinquent                                                        31,796,409.84
          60-89 Days Delinquent                                                        18,562,722.47
          90+ Days Delinquent                                                          39,176,816.28
          Total 30+ Days Delinquent                                                    89,535,948.59

                                 SERIES 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                         16-Aug-99
Current Payment Date                      15-Sep-99
Actual / 360 Days                             30                30                    30                  30
30 / 360 Days                                 29                29                    29                  29
Fixed / Floating                           Floating          Floating              Floating            Floating

                                           Class A            Class B         Collateral Invested       Class D           Total
                                                                                    Amount
Certificate Rate                                    5.369%            5.579%              6.144%           0.000%
Initial Balance                             528,000,000.00    113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                           52,500,000.00
Total Initial Amount                                                                                                802,500,000.00

Beginning Outstanding Amount                528,000,000.00    113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount                   528,000,000.00    113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount                   528,000,000.00    113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount                      528,000,000.00    113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount          528,000,000.00    113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount             528,000,000.00    113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage                     70.40%            15.07%               8.93%            5.60%          100.00%
Floating Allocation Percentage                      70.40%            15.07%               8.93%            5.60%          100.00%
Principal Collections                        52,462,421.09     11,227,753.00        6,657,163.28     4,173,147.13    74,520,484.50
Realloc Finance Charge Collections            8,616,382.30      1,844,036.36        1,093,366.69       685,394.05    12,239,179.40
YSA Draw                                                                                                                      0.00
YSA Investment Proceeds                                                                                                       0.00
Realloc Finance Charge plus YSA Draw          8,616,382.30      1,844,036.36        1,093,366.69       685,394.05    12,239,179.40
Monthly Interest                              2,362,250.00        525,332.29          343,026.04             0.00     3,230,608.33
Investor Default Amount (Net)                 3,434,173.02        734,965.06          435,775.74       273,172.85     4,878,086.67
Monthly Servicing Fee                           880,000.00        188,333.33          111,666.67        70,000.00     1,250,000.00
Total Due                                     6,676,423.02      1,448,630.68          890,468.45       343,172.85     9,358,695.01

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                           12,239,179.40
Series Adjusted Portfolio Yield                                                                                             11.78%
Base Rate                                                                                                                    7.17%

                                 SERIES 1998-2

Series Parameters
                     Revolving Period (Y/N)                                                         Y
                     Accumulation Period (Y/N)                                                      N
                     Early Amortization (Y/N)                                                       N
                     Controlled Accumulation Period                                               12.00
                     Holdings is Servicer                                                           Y
                     Paydown Excess CIA (Y/N)                                                       Y
                     Paydown Excess Class D (Y/N)                                                   Y
                     Controlled Accumulation Amount                                                  53,416,666.67
                     Controlled Deposit Amount                                                       53,416,666.67
                     Ending Controlled Deposit Amount Shortfalll                                              0.00

Funding Accounts
                     Beginning Principal Funding Account Balance                                              0.00
                     Principal Funding Account Deposit                                                        0.00
                     Ending Principal Funding Account Balance                                                 0.00
                     Principal Funding Investment Proceeds                                                    0.00

                     Yield Supplement Account Beginning Balance                                               0.00
                     Yield Supplement Account Release                                                         0.00
                     Yield Supplement Account Ending Balance                                                  0.00

                     Reserve Account Beginning Balance                                                        0.00
                     Required Reserve Account Amount                                                          0.00
                     Funds Deposited into Reserve Account                                                     0.00
                     Ending Reserve Account Balance                                                           0.00

C. Certificate Balances and Distrubutions
                                                       Class A           Class B         CIA              Class D          Total
                         Beginning Balance         528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
                     Interest Distributions          2,362,250.00       525,332.29      343,026.04            0.00    3,230,608.33
                              PFA Deposits                   0.00                                                             0.00
                     Principal Distributions                 0.00             0.00            0.00            0.00            0.00
                       Total Distributions           2,362,250.00       525,332.29      343,026.04            0.00    3,230,608.33
                     Ending Certificate Balance    528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00  750,000,000.00
                               Pool Factor                100.00%          100.00%         100.00%         100.00%
                     Total Distribution Per $1,000         4.4740           4.6490          5.1198          0.0000
                     Interest Distribution Per $1,000      4.4740           4.6490          5.1198          0.0000
                     Principal Distribution Per $1,000     0.0000           0.0000          0.0000          0.0000

                                 SERIES 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                           1 Total amount of the distribution:                                                    2,362,250.00
                           2 Amount of the distribution in respect of Class A Monthly Interest:                   2,362,250.00
                           3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                           4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                           5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                           1 Total amount of Class A Investor Charge-Offs:                                                0.00
                           2 Amount of Class A Investor Charge-Offs                                                       0.00
                             per $1,000 original certificate principal amount:
                           3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                           4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                             per $1,000 original certificate principal amount:
                           5 The amount, if any, by which the outstanding principal                                       0.00
                             balance of the Class A Certificate exceeds the Class A Invested
                             Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                           1 The total amount of the distribution:                                                  525,332.29
                           2 Amount of the distribution in respect of Class B monthly interest:                     525,332.29
                           3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                           4 Amount of the distribution in respect of Class B additional interest:                        0.00
                           5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                           1 The amount of reductions in Class B Invested Amount                                          0.00
                           2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                             paragraph 1 above, per $1,000 original certificate principal amount:
                           3 The total amount reimbursed in respect of such reductions                                    0.00
                             in the Class B Invested Amount:
                           4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                             original certificate principal amount:
                           5 The amount, if any, by which the outstanding principal balance                               0.00
                              of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 SERIES 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                           1 Total amount distributed to the Collateral Interest Holder:                                343,026.04
                           2 Amount distributed in respect of Collateral Monthly Interest:                             343,026.04
                           3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                           4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                             of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                           1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                           2 The total amount reimbursed in respect of such reductions in the                                0.00
                             Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                           1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  12,239,179.40
                           2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    9,358,695.01
                           3 Spread Account Requirement per Loan Agreement                                             -37,298.49
                           4 Finance Charge Shortfall                                                                        0.00
                           5 Available for Other Excess Allocation Series                                            2,917,782.89

K. Application of Reallocated Investor Finance Charge Collections.

                                                                    Available         Due                Paid         Shortfall
                           1 Allocated Class A Available Funds     8,616,382.30
                             a Reserve Account Release                     0.00
                             b PFA Investment Earnings                     0.00
                             c Class A Available Funds             8,616,382.30

                           2 Class A Available Funds               8,616,382.30
                             a Class A Monthly Interest                              2,362,250.00    2,362,250.00            0.00
                             b Class A Servicing Fee                                   880,000.00      880,000.00            0.00
                             c Class A Investor Default Amount                       3,434,173.02    3,434,173.02            0.00
                             d Class A Excess                      1,939,959.28

                           3 Class B Available Funds               1,844,036.36
                             a Class B Monthly Interest                                525,332.29      525,332.29            0.00
                             b Class B Servicing Fee                                   188,333.33      188,333.33            0.00
                             c Class B Excess                      1,130,370.74

                           4 Collateral Available Funds            1,093,366.69
                             a Collateral Servicing Fee                                111,666.67      111,666.67            0.00
                             b Collateral Excess                     981,700.03

                           5 Class D Available Funds                 685,394.05
                             a Class D Servicing Fee                                    70,000.00       70,000.00            0.00
                             b Class D Excess                        615,394.05

                           6 Total Excess Spread                   4,667,424.09

                                 SERIES 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                         Available       Due             Paid        Shortfall
                           1 Available Excess Spread                    4,667,424.09
                           2 Excess Fin Charge Coll                             0.00
                                  from Other Series
                           3 Available Funds                            4,667,424.09
                           4 Class A Required Amount Shortfalls                                 0.00         0.00           0.00
                           5 Class B Defaults                                             734,965.06   734,965.06           0.00
                           6 Monthly Servicing Fee Shortfalls                                   0.00         0.00           0.00
                           7 Collateral Monthly Interest                                  343,026.04   343,026.04           0.00
                           8 Collateral Default Amount                                    435,775.74   435,775.74           0.00
                           9 Reserve Account Deposit                                            0.00         0.00           0.00
                          10 Class D Monthly Interest                                           0.00         0.00           0.00
                          11 Class D Default Amount                                       273,172.85   273,172.85           0.00
                          12 Other CIA Amounts Owed                                       -37,298.49   -37,298.49           0.00
                          13 Excess Fin Coll for Other Series                                   0.00         0.00           0.00
                          14 Excess Spread                              2,917,782.89
                          15 Writedowns
                                                 a Class A                      0.00
                                                 b Class B                      0.00
                                                 c CIA                          0.00
                                                 d Class D                      0.00

M. Reallocated Principal Collections

                           1 Total Principal Collections Allocable                     74,520,484.50
                           2 Principal Required to Fund the Required Amount                     0.00
                           3 Shared Principal Collections from other Series                     0.00
                           4 Other Amounts Treated as Principal Collections             4,878,086.67
                           5 Available Principal Collections                           79,398,571.17

N. Application of Principal Collections during Revolving Period

                           1 Collateral Invested Amount                                67,000,000.00
                           2 Required Collateral Invested Amount                       67,000,000.00
                           3 Amount used to pay Excess CIA                                      0.00
                           4 Available Principal Collections                           79,398,571.17

                           5 Class D                                                   42,000,000.00
                           6 Required Class D                                          42,000,000.00
                           7 Amount used to pay Excess Class D                                  0.00
                           8 Available Principal Collections                           79,398,571.17

                                 SERIES 1998-2

O. Application of Principal Collections during the Accumulation Period

                           1 Available Principal Collections                                              79,398,571.17
                                                 a Controlled Deposit Amount                                       0.00
                                                 b Minimum of Avail Prin Coll and CDA                              0.00
                                                 c Controlled Deposit Amount Shortfall                             0.00
                                                 d Amount Deposited in PFA for Class A                             0.00
                                                 e Draw from PFA to pay Class A Principal                          0.00
                                                 f Class A Adjusted Invested Amount                      528,000,000.00

                           2 Remaining Principal Collections Available                                    79,398,571.17
                                                 a Remaining PFA Balance                                           0.00
                                                 b Beginning Class B Outstanding Amount                  113,000,000.00
                                                 c Beginning Class B Adjusted Invested Amount            113,000,000.00
                                                 d Amount Deposited in PFA for Class B                             0.00
                                                 e Draw from PFA to pay Class B Principal                          0.00
                                                 f Class B Adjusted Invested Amount                      113,000,000.00

                           3 Remaining Principal Collections Available                                    79,398,571.17
                                                 a Remaining CIA Amount                                   67,000,000.00
                                                 b Principal Paid to CIA                                           0.00
                                                 c CIA at the end of the Period                           67,000,000.00

                           4 Remaining Principal Collections Available                                    79,398,571.17
                                                 a Remaining Class D Amount                               42,000,000.00
                                                 b Principal Paid to Class D                                       0.00
                                                 c Class D at the end of the Period                       42,000,000.00

                             Class A Principal Paid to Investors                                                   0.00
                             Class B Principal Paid to Investors                                                   0.00
                             CIA Principal Paid to Investors                                                       0.00
                             Class D Principal Paid to Investors                                                   0.00
                             Ending Class A Outstanding Amount                                           528,000,000.00
                             Ending Class B Outstanding Amount                                           113,000,000.00
                             Ending CIA Outstanding Amount                                                67,000,000.00
                             Ending Class D Outstanding Amount                                            42,000,000.00

                           5 Shared Principal Collections                                                 79,398,571.17

                                 SERIES 1998-2

P. Application of Principal Collections during Early Amortization Period

                           1 Principal Collections Available                                                                  0.00
                                                 a Remaining Class A Adjusted Invested Amount                       528,000,000.00
                                                 b Principal Paid to Class A                                                  0.00
                                                 c End of Period Class A Adjusted Invested Amount                   528,000,000.00

                           2 Remaining Principal Collections Available                                                        0.00
                                                 a Remaining Class B Adjusted Invested Amount                       113,000,000.00
                                                 b Principal Paid to Class B                                                  0.00
                                                 c End of Period Class B Adjusted Invested Amount                   113,000,000.00

                           3 Remaining Principal Collections Available                                                        0.00
                                                 a Remaining Collateral Invested Amount                              67,000,000.00
                                                 b Principal Paid to CIA                                                      0.00
                                                 c Collateral Invested Amount at the end of the Period               67,000,000.00

                           4 Remaining Principal Collections Available                                                        0.00
                                                 a Remaining Class D Amount                                          42,000,000.00
                                                 b Principal Paid to Class D                                                  0.00
                                                 c Class D at the end of the Period                                  42,000,000.00

Q. Yield and Base Rate

                           1 Base Rate
                                                 a Current Monthly Period                                7.17%
                                                 b Prior Monthly Period                                  7.09%
                                                 c Second Prior Monthly Period                           6.90%

                             Three Month Average Base Rate                                                                   7.05%

                           2 Series Adjusted Portfolio Yield
                                                 a Current Monthly Period                               11.78%
                                                 b Prior Monthly Period                                 10.55%
                                                 c Second Prior Monthly Period                          12.71%

                             Three Month Average Series Adjusted Portfolio Yield                                            11.68%

                           3 Excess Spread
                                                 a Current Monthly Period                                4.61%
                                                 b Prior Monthly Period                                  3.46%
                                                 c Second Prior Monthly Period                           5.81%

                             Three Month Average Excess Spread                                                               4.63%

                                 SERIES 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                             16-Aug-99
Current Payment Date                          15-Sep-99
Actual / 360 Days                                 30                 30               30                   30
30 / 360 Days                                     29                 29               29                   29
Fixed / Floating                               Floating           Floating         Floating             Floating

                                               Class A             Class B    Collateral Invested        Class D            Total
                                                                                    Amount
Certificate Rate                                    5.399%             5.629%           6.244%              0.000%
Initial Balance                             528,000,000.00     113,000,000.00    67,000,000.00       42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                             52,500,000.00
Total Initial Amount                                                                                                  802,500,000.00

Beginning Outstanding Amount                528,000,000.00     113,000,000.00    67,000,000.00       42,000,000.00    750,000,000.00
Ending Outstanding Amount                   528,000,000.00     113,000,000.00    67,000,000.00       42,000,000.00    750,000,000.00

Beginning Invested Amount                   528,000,000.00     113,000,000.00    67,000,000.00       42,000,000.00    750,000,000.00
Ending Invested Amount                      528,000,000.00     113,000,000.00    67,000,000.00       42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount          528,000,000.00     113,000,000.00    67,000,000.00       42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount             528,000,000.00     113,000,000.00    67,000,000.00       42,000,000.00    750,000,000.00

Principal Allocation Percentage                     70.40%             15.07%            8.93%               5.60%           100.00%
Floating Allocation Percentage                      70.40%             15.07%            8.93%               5.60%           100.00%
Principal Collections                        52,462,421.09      11,227,753.00     6,657,163.28        4,173,147.13     74,520,484.50
Realloc Finance Charge Collections            8,632,920.43       1,847,575.77     1,095,465.28          686,709.58     12,262,671.07
YSA Draw                                                                                                                        0.00
YSA Investment Proceeds                                                                                                         0.00
Realloc Finance Charge plus YSA Draw          8,632,920.43       1,847,575.77     1,095,465.28          686,709.58     12,262,671.07
Monthly Interest                              2,375,450.00         530,040.63       348,609.38                0.00      3,254,100.00
Investor Default Amount (Net)                 3,434,173.02         734,965.06       435,775.74          273,172.85      4,878,086.67
Monthly Servicing Fee                           880,000.00         188,333.33       111,666.67           70,000.00      1,250,000.00
Total Due                                     6,689,623.02       1,453,339.02       896,051.78          343,172.85      9,382,186.67

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             12,262,671.07
Series Adjusted Portfolio Yield                                                                                               11.82%
Base Rate                                                                                                                      7.21%

                                 SERIES 1998-3

Series Parameters
                  Revolving Period (Y/N)                                                            Y
                  Accumulation Period (Y/N)                                                         N
                  Early Amortization (Y/N)                                                          N
                  Controlled Accumulation Period                                                  12.00
                  Holdings is Servicer                                                              Y
                  Paydown Excess CIA (Y/N)                                                          Y
                  Paydown Excess Class D (Y/N)                                                      Y
                  Controlled Accumulation Amount                                                       53,416,666.67
                  Controlled Deposit Amount                                                            53,416,666.67
                  Ending Controlled Deposit Amount Shortfalll                                                   0.00

Funding Accounts
                  Beginning Principal Funding Account Balance                                                   0.00
                  Principal Funding Account Deposit                                                             0.00
                  Ending Principal Funding Account Balance                                                      0.00
                  Principal Funding Investment Proceeds                                                         0.00

                  Yield Supplement Account Beginning Balance                                                    0.00
                  Yield Supplement Account Release                                                              0.00
                  Yield Supplement Account Ending Balance                                                       0.00

                  Reserve Account Beginning Balance                                                             0.00
                  Required Reserve Account Amount                                                               0.00
                  Funds Deposited into Reserve Account                                                          0.00
                  Ending Reserve Account Balance                                                                0.00

C. Certificate Balances and Distrubutions
                                                     Class A          Class B            CIA            Class D            Total
                       Beginning Balance         528,000,000.00  113,000,000.00    67,000,000.00   42,000,000.00    750,000,000.00
                  Interest Distributions           2,375,450.00      530,040.63       348,609.38            0.00      3,254,100.00
                            PFA Deposits                   0.00                                                               0.00
                  Principal Distributions                  0.00            0.00             0.00            0.00              0.00
                     Total Distributions           2,375,450.00      530,040.63       348,609.38            0.00      3,254,100.00
                  Ending Certificate Balance     528,000,000.00  113,000,000.00    67,000,000.00   42,000,000.00    750,000,000.00
                             Pool Factor                100.00%         100.00%          100.00%         100.00%
                  Total Distribution Per $1,000          4.4990          4.6906           5.2031          0.0000
                  Interest Distribution Per $1,000       4.4990          4.6906           5.2031          0.0000
                  Principal Distribution Per $1,000      0.0000          0.0000           0.0000          0.0000

                                 SERIES 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

                           1 Total amount of the distribution:                                                         2,375,450.00
                           2 Amount of the distribution in respect of Class A Monthly Interest:                        2,375,450.00
                           3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                    0.00
                           4 Amount of the distribution in respect of Class A Additional Interest:                             0.00
                           5 Amount of the distribution in respect of Class A Principal:                                       0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                           1 Total amount of Class A Investor Charge-Offs:                                                     0.00
                           2 Amount of Class A Investor Charge-Offs                                                            0.00
                             per $1,000 original certificate principal amount:
                           3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                               0.00
                           4 Amount reimbursed in respect of Class A Investor Charge-Offs                                      0.00
                             per $1,000 original certificate principal amount:
                           5 The amount, if any, by which the outstanding principal                                            0.00
                             balance of the Class A Certificate exceeds the Class A Invested
                             Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                           1 The total amount of the distribution:                                                       530,040.63
                           2 Amount of the distribution in respect of Class B monthly interest:                          530,040.63
                           3 Amount of the distribution in respect of Class B outstanding monthly interest:                    0.00
                           4 Amount of the distribution in respect of Class B additional interest:                             0.00
                           5 Amount of the distribution in respect of Class B principal:                                       0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                           1 The amount of reductions in Class B Invested Amount                                               0.00
                           2 The amount of reductions in the Class B Invested Amount set forth in                              0.00
                             paragraph 1 above, per $1,000 original certificate principal amount:
                           3 The total amount reimbursed in respect of such reductions                                         0.00
                             in the Class B Invested Amount:
                           4 The total amount set forth in paragraph 3 above, per $1,000                                       0.00
                             original certificate principal amount:
                           5 The amount, if any, by which the outstanding principal balance                                    0.00
                              of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 SERIES 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                           1 Total amount distributed to the Collateral Interest Holder:                                348,609.38
                           2 Amount distributed in respect of Collateral Monthly Interest:                              348,609.38
                           3 Amount distributed in respect of Collateral Additional Interest:                                 0.00
                           4 The amount distributed to the Collateral Interest Holder in respect                              0.00
                             of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                           1 The amount of reductions in the Collateral Invested Amount.                                      0.00
                           2 The total amount reimbursed in respect of such reductions in the                                 0.00
                             Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                           1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                   12,262,671.07
                           2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)     9,382,186.67
                           3 Spread Account Requirement per Loan Agreement                                              -37,298.49
                           4 Finance Charge Shortfall                                                                         0.00
                           5 Available for Other Excess Allocation Series                                             2,917,782.89

K. Application of Reallocated Investor Finance Charge Collections.

                                                                      Available         Due           Paid        Shortfall
                           1 Allocated Class A Available Funds       8,632,920.43
                             a Reserve Account Release                       0.00
                             b PFA Investment Earnings                       0.00
                             c Class A Available Funds               8,632,920.43

                           2 Class A Available Funds                 8,632,920.43
                             a Class A Monthly Interest                              2,375,450.00  2,375,450.00          0.00
                             b Class A Servicing Fee                                   880,000.00    880,000.00          0.00
                             c Class A Investor Default Amount                       3,434,173.02  3,434,173.02          0.00
                             d Class A Excess                        1,943,297.41

                           3 Class B Available Funds                 1,847,575.77
                             a Class B Monthly Interest                                530,040.63    530,040.63          0.00
                             b Class B Servicing Fee                                   188,333.33    188,333.33          0.00
                             c Class B Excess                        1,129,201.82

                           4 Collateral Available Funds              1,095,465.28
                             a Collateral Servicing Fee                                111,666.67    111,666.67          0.00
                             b Collateral Excess                       983,798.62

                           5 Class D Available Funds                   686,709.58
                             a Class D Servicing Fee                                    70,000.00     70,000.00          0.00
                             b Class D Excess                          616,709.58

                           6 Total Excess Spread                     4,673,007.43

                                 SERIES 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                       Available         Due            Paid        Shortfall
                           1 Available Excess Spread                 4,673,007.43
                           2 Excess Fin Charge Coll                          0.00
                                  from Other Series
                           3 Available Funds                         4,673,007.43
                           4 Class A Required Amount Shortfalls                              0.00          0.00          0.00
                           5 Class B Defaults                                          734,965.06    734,965.06          0.00
                           6 Monthly Servicing Fee Shortfalls                                0.00          0.00          0.00
                           7 Collateral Monthly Interest                               348,609.38    348,609.38          0.00
                           8 Collateral Default Amount                                 435,775.74    435,775.74          0.00
                           9 Reserve Account Deposit                                         0.00          0.00          0.00
                          10 Class D Monthly Interest                                        0.00          0.00          0.00
                          11 Class D Default Amount                                    273,172.85    273,172.85          0.00
                          12 Other CIA Amounts Owed                                    -37,298.49    -37,298.49          0.00
                          13 Excess Fin Coll for Other Series                                0.00          0.00          0.00
                          14 Excess Spread                           2,917,782.89
                          15 Writedowns
                                                  a Class A                  0.00
                                                  b Class B                  0.00
                                                  c CIA                      0.00
                                                  d Class D                  0.00

M. Reallocated Principal Collections

                           1 Total Principal Collections Allocable                                                74,520,484.50
                           2 Principal Required to Fund the Required Amount                                                0.00
                           3 Shared Principal Collections from other Series                                                0.00
                           4 Other Amounts Treated as Principal Collections                                        4,878,086.67
                           5 Available Principal Collections                                                      79,398,571.17

N. Application of Principal Collections during Revolving Period

                           1 Collateral Invested Amount                                                           67,000,000.00
                           2 Required Collateral Invested Amount                                                  67,000,000.00
                           3 Amount used to pay Excess CIA                                                                 0.00
                           4 Available Principal Collections                                                      79,398,571.17

                           5 Class D                                                                              42,000,000.00
                           6 Required Class D                                                                     42,000,000.00
                           7 Amount used to pay Excess Class D                                                             0.00
                           8 Available Principal Collections                                                      79,398,571.17

                                 SERIES 1998-3

O. Application of Principal Collections during the Accumulation Period

                           1 Available Principal Collections                                                       79,398,571.17
                                                  a Controlled Deposit Amount                                               0.00
                                                  b Minimum of Avail Prin Coll and CDA                                      0.00
                                                  c Controlled Deposit Amount Shortfall                                     0.00
                                                  d Amount Deposited in PFA for Class A                                     0.00
                                                  e Draw from PFA to pay Class A Principal                                  0.00
                                                  f Class A Adjusted Invested Amount                              528,000,000.00

                           2 Remaining Principal Collections Available                                             79,398,571.17
                                                  a Remaining PFA Balance                                                   0.00
                                                  b Beginning Class B Outstanding Amount                          113,000,000.00
                                                  c Beginning Class B Adjusted Invested Amount                    113,000,000.00
                                                  d Amount Deposited in PFA for Class B                                     0.00
                                                  e Draw from PFA to pay Class B Principal                                  0.00
                                                  f Class B Adjusted Invested Amount                              113,000,000.00

                           3 Remaining Principal Collections Available                                             79,398,571.17
                                                  a Remaining CIA Amount                                           67,000,000.00
                                                  b Principal Paid to CIA                                                   0.00
                                                  c CIA at the end of the Period                                   67,000,000.00

                           4 Remaining Principal Collections Available                                             79,398,571.17
                                                  a Remaining Class D Amount                                       42,000,000.00
                                                  b Principal Paid to Class D                                               0.00
                                                  c Class D at the end of the Period                               42,000,000.00

                             Class A Principal Paid to Investors                                                            0.00
                             Class B Principal Paid to Investors                                                            0.00
                             CIA Principal Paid to Investors                                                                0.00
                             Class D Principal Paid to Investors                                                            0.00
                             Ending Class A Outstanding Amount                                                    528,000,000.00
                             Ending Class B Outstanding Amount                                                    113,000,000.00
                             Ending CIA Outstanding Amount                                                         67,000,000.00
                             Ending Class D Outstanding Amount                                                     42,000,000.00

                           5 Shared Principal Collections                                                          79,398,571.17

                                 SERIES 1998-3

P. Application of Principal Collections during Early Amortization Period

                           1 Principal Collections Available                                                                0.00
                                                  a Remaining Class A Adjusted Invested Amount                    528,000,000.00
                                                  b Principal Paid to Class A                                               0.00
                                                  c End of Period Class A Adjusted Invested Amount                528,000,000.00

                           2 Remaining Principal Collections Available                                                      0.00
                                                  a Remaining Class B Adjusted Invested Amount                    113,000,000.00
                                                  b Principal Paid to Class B                                               0.00
                                                  c End of Period Class B Adjusted Invested Amount                113,000,000.00

                           3 Remaining Principal Collections Available                                                      0.00
                                                  a Remaining Collateral Invested Amount                           67,000,000.00
                                                  b Principal Paid to CIA                                                   0.00
                                                  c Collateral Invested Amount at the end of the Period            67,000,000.00

                           4 Remaining Principal Collections Available                                                      0.00
                                                  a Remaining Class D Amount                                       42,000,000.00
                                                  b Principal Paid to Class D                                               0.00
                                                  c Class D at the end of the Period                               42,000,000.00

Q. Yield and Base Rate

                           1 Base Rate
                                                  a Current Monthly Period                             7.21%
                                                  b Prior Monthly Period                               7.12%
                                                  c Second Prior Monthly Period                        6.94%

                             Three Month Average Base Rate                                                                 7.09%

                           2 Series Adjusted Portfolio Yield
                                                  a Current Monthly Period                            11.82%
                                                  b Prior Monthly Period                              10.59%
                                                  c Second Prior Monthly Period                       12.75%

                             Three Month Average Series Adjusted Portfolio Yield                                          11.72%

                           3 Excess Spread
                                                  a Current Monthly Period                             4.61%
                                                  b Prior Monthly Period                               3.47%
                                                  c Second Prior Monthly Period                        5.81%

                             Three Month Average Excess Spread                                                             4.63%

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